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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                (DATE OF EARLIEST EVENT REPORTED): JULY 11, 2002


                                  ZONAGEN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                        0-21198               76-0233274
(STATE OR OTHER JURISDICTION OF          (COMMISSION          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)           FILE NUMBER)        IDENTIFICATION NO.)

                        2408 TIMBERLOCH PLACE, SUITE B-4
                           THE WOODLANDS, TEXAS 77380
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (281) 367-5892
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On July 11, 2002, Zonagen, Inc. ("Zonagen") retained
PricewaterhouseCoopers LLP as its independent accountants pursuant to authorization of the Company's board of directors and the audit committee.

     During the Company's two most recent fiscal years, and for the subsequent interim period through the date of this Form 8-K, the Company did not consult PricewaterhouseCoopers LLP regarding any of the items described in Item 304(a)(2) of Regulation S-K.




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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ZONAGEN, INC.

Date: July 15, 2002.

                                       By: /s/ Louis Ploth, Jr.
                                          --------------------------------------
                                          Louis Ploth, Jr.
                                          Vice President, Business Development
                                          and Chief Financial Officer